UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report (Date of earliest event reported): May 4, 2023

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32530	36-3922969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24900 Pitkin Road, Suite 309, Spring, Texas, 77386
(Address of principal executive offices, including zip code)

(847) 966-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PPIH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2023, Perma-Pipe International Holdings, Inc. (the "Company") appointed Matthew E. Lewicki to the position of Chief Accounting Officer. Mr. Lewicki, age 40, is charged with overseeing the Company’s global accounting operations, external reporting, coordinating with external auditors, oversight of the Company’s global accounting policies and procedures and management of financial planning and analysis. Mr. Lewicki brings 20 years of broad accounting and finance experience to the Company. Prior to joining the Company, he served as Corporate Controller for HMT Holdings Corp, Inc., a global oil and gas infrastructure services company from June 2019 to April 2023. Prior thereto, from June 2013 to May 2019, Mr. Lewicki served as a Senior Manager of Financial Planning and Reporting at Quanta Services, Inc., an electric and oil and gas infrastructure services company. Mr. Lewicki is a Certified Public Accountant in the State of Texas.

In connection with Mr. Lewicki’s appointment, the Company entered into an Employment Agreement with Mr. Lewicki, effective as of May 1, 2023 (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Lewicki will receive an initial annual base salary of $240,000 and a short-term annual incentive bonus opportunity with a target incentive equal to 40% of his base salary (pro-rated for the Company’s 2023 fiscal year). In addition, Mr. Lewicki will also be eligible to receive certain long-term incentives, including a cash performance award and restricted stock grants with a total target annual award equal to 35% of his base salary, with a pro-rata vesting of such awards over a three-year period. The Employment Agreement is for an initial term of one year, with automatic one-year renewal provisions.

Exhibit
Number

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

Date: May 4, 2023	By:	/s/ D. Bryan Norwood
D. Bryan Norwood
Vice President and Chief Financial Officer